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                                                                    Exhibit 10.7

                                 [VIALTA LOGO]


October 20, 1999

Steve Caudle
1084 Vista Pt. Circle
San Ramon, CA 94583

Dear Mr. Caudle:

We are pleased to make the following offer of employment to you:

Title:                EXECUTIVE DIRECTOR OF INTERNET SERVICES
Department:           ViAlta
Reporting to:         Fred Chan

Compensation:

- Salary -            $6,250.00 SEMI-MONTHLY (annualized at $150,000).

- Stock Options -     60,000 ViAlta shares vested under the terms of the 4-year
                      Incentive Option Plan. Subject to approval by the Board of Directors at the next meeting.

- MBO Program -       15% annual MBO bonus will be awarded based on achievements to be agreed upon and assigned at a later date. The MBO will be paid quarterly with a cap of 150%.

- Benefits -          Medical, Dental and vision coverage is effective your
                      start date. HMO coverage is paid in full for the employee.
                      PPO coverage requires a deduction from your paycheck.
                      Medical and dental coverage for eligible dependents is available at 25% of cost.

- At-Will Basis -     ESS is an at will employer in accordance with the laws of
                      the State of California. You are free to leave at any time, and similarly, the Company can terminate your employment, with or without cause, at any time.

- Effective -         THIS OFFER WILL REMAIN EFFECTIVE UNTIL OCTOBER 27, 1999.

- Start Date -        ON OR BEFORE NOVEMBER 1, 1999.

New hire orientation is held every Monday at 8:30 AM (please bring your employment eligibility documents).

Mr. Caudle, we look forward to a positive response to our offer and to a mutually beneficial, professional relationship. Please indicate your acceptance by your signature and start date below.



/s/ Rita Burden                            /s/ Steve Caudle
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Rita Burden                                Steve Caudle
Director of Human Resources
                                           November 15th
                                           -------------------------------------
                                           Start Date